Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grasshopper Staffing, Inc., (the “Company”) on Form 10-Q for the three months ended January 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Melanie Osterman, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 20, 2017	By:	/s/ Melanie Osterman
Melanie Osterman President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)